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                                                                     Rule 497(e)
                                                       Registration No. 33-36528



                      PIMCO FUNDS:  MULTI-MANAGER SERIES

                   Prospectus Supplement dated June 26, 1997
                                       to
                         Prospectus dated March 5, 1997
                                      for
                      Class A, Class B and Class C Shares
                               (the "Prospectus")


     The Prospectus on page 40 under "How to Buy Shares - Limited Offering of Shares of the Opportunity Fund" describes a limited offering (the "Offering") of shares of the Opportunity Fund to new investors and indicates that the Offering will close (and that the Fund will again be closed to new investors) when an aggregate gross amount of $250 million of the Fund's Class A and Class C shares has been sold to new investors. The Trust has decided (i) to waive the $250 million limit; (ii) to extend the Offering indefinitely; and (iii) to continue offering Class A and Class C shares of the Opportunity Fund to new investors on the basis described in the Prospectus until further notice. The Trust reserves the right to terminate the extended Offering at any time.